CONCENTRIC ENERGY, CORP.

WARRANT AGREEMENT

Warrant Certificate No.: **W04-1/001** Right to Purchase **24000** Common Shares

THIS WARRANT WILL BE VOID AND OF NO VALUE UNLESS EXERCISED ON OR BEFORE 4:30 P.M. (EASTERN STANDARD TIME) ONOctober 30, 2006.

THE HOLDER OF THIS WARRANT, BY ACCEPTANCE, HEREOF, BOTH WITH RESPECT TO THE WARRANT AND COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT, AGREES AND ACKNOWLEGES THAT THE SCURTITIES REPRESTENTED BY THIS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE SEXURITIES ACT OR THE LAES OF THE APPLICABLE STATE OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITEIES AND EXHACNGE COMMISION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE SISSUER, AND ITS COUSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUES.

This is to certify that, for value received, **Scott A. Griffith & Christine J. Griffith, JTWROS,** (the "holder") is entitled to purchase from **CONCENTRIC ENERGY, CORP.** (the "Company"), on the terms and conditions hereinafter set forth, all or any part of **24000** shares ("Warrant Shares") of the Company's common stock, par value $0.001 (the "Common Stock"), at the purchase price equal **to $1.50 per share until October 31, 2005 at 4:30PM (Eastern Standard Time) or following that for $1.75 per share until October 30, 2006at 4:30PM (Eastern Standard Time).** Upon exercise of this warrant in whole or in part, a certificate for the Warrant Shares so purchased shall be issued and delivered to the Holder. If less than the total warrant is exercised, a new warrant of similar tenor shall be issued for the unexercised portion of this warrant. By acceptance hereof, the Holder agrees to be bound by the terms and conditions of this warrant.

This warrant is granted subject to the following further terms and conditions:

1. This warrant has vested and is exercisable immediately and through the period ending 4:30 P.M. (Eastern Standard Time) on October 30, 2006. In order to exercise this warrant with respect to all or any part of the Warrant Shares for which this warrant is at the time exercisable, Holder (or in this case of exercise after Holder's death, Holder's executor, administrator, heir or legatee, as the case may be) must take the following actions:

   (a) Deliver to the Corporate Secretary of the Corporation an executed notice of exercise in substantially the form of notice attached to this agreement (the "Exercise Notice") in which there is specified the number of Warrant Shares that are to be purchased under exercised warrant.

   (b) Pay the aggregate Warrant Price for the purchased shares in cash or by check made payable to the Corporation's order.

   (c) Furnish to the Corporation appropriate documentation that the person or persons exercising the warrant (if other than Holder) have the right to exercise this warrant.

   (d) For purposes of this Agreement, the Exercise Date shall be the date on which the executed Exercise Notice shall have been delivered to the Company. Payment of the Warrant Price for the purchased shares must accompany such Exercise Notice.

   (e) Upon such exercise, the Company shall issue and cause to be delivered with all reasonable dispatch (and in any event within three business days of such exercise) to or upon the written order of the Holder at its address, and in the name of the Holder, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise together with such other property (including cash) and securities as may then be deliverable upon such exercise. Such certificate or certificates shall be

deemed to have been issued and the Holder shall be deemed to have become a holder of record of such Warrant Shares as of the Exercise Date.

2. The Warrant Shares have not and will not be registered as of the date of exercise of this warrant under the Securities Act or the securities laws of any state. This warrant and the Warrant Shares issuable on exercise of the warrant, when and if issued, are and will be "restricted securities" as defined in Rule 144 promulgated by the Securities and Exchange Commission and must be held indefinitely unless subsequently registered under the Securities Act and any other applicable state registration requirements, or an exemption from such registration requirements for resale is available. The Company is under no obligation to register the securities under the Securities Act or under applicable state statutes, except as agreed to by it in writing. In the absence of such a registration or an available exemption from registration, sale of the Warrant Shares will be prohibited. The Holder shall confirm to the Company the representations set forth above in connection with the exercise of all or any portion of this warrant.

3. The Warrant Price is subject to adjustment from time to time as set forth below

(a) In the event the Company should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holder of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the number of Warrant Shares purchasable hereunder will be appropriately increased in proportion to such increase in the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

(b) If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the number of Warrant Shares purchasable hereunder will be appropriately decreased in proportion to such decrease in outstanding shares.

(c) Whenever there is an adjustment in the number of Warrant Shares purchasable upon the exercise of this warrant pursuant ot the provisions of Sections 3(a) or (b), the Warrant Price shall be adjusted to an amount arrived at by multiplying the Warrant Price in effect immediately prior to such adjustment in the number of Warrant Shares by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of this warrant immediately before such adjustment in the number of Warrant Shares and the denominator of which shall be the number of Warrant Shares purchasable upon the exercise of this warrant immediately after such adjustment in the number of Warrant Shares.

(d) If at any time or from time to time after the Purchase Date there shall be a recapitalization of the Common Stock (other than a subdivision or combination of shares or merger or sale of assets transaction provided for elsewhere in this Section 3) provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this warrant the number of shares of stock or other securities or property of the Company or otherwise, to which the Holder would have been entitled on such recapitalization assuming this warrant was exercised immediately prior thereto. In any such case, appropriate adjustment shall be mad e in the application for the provisions of this Section 3 (including adjustment of the Warrant Price then in effect and the number of Warrant Shares issuable upon exercise) shall be applicable after that event as nearly equivalent as may be practicable.

(e) If at any time or from time to time after the Purchase Date the Company shall consolidate with or merge into another corporation or shall sell, lease, or convey to another corporation the assets of the Company as an entity or substantially as an entity (any one or more of such transaction s being a "Corporate Transaction") provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this warrant the number so shares of stock or other securities or property of the Company or otherwise, to which the Holder would have been entitled to receive in such Corporate Transaction assuming this warrant was exercised immediately prior thereto. In any such case,

appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect other rights of the Holder of this warrant after the corporate Transaction to the end that the provisions of this Section 3 (including adjustment of the Warrant Price then in effect and the number of Warrant Shares issuable upon exercise) shall be applicable after that event as nearly equivalent as may be practicable.

4. The Company covenants and agrees that all Warrant Shares which may be delivered upon the exercise of this warrant will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof; provided, that he Company shall have no obligation with respect to any income tax liability of the Holder.

5. The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of Warrant Shares issuable upon the exercise of this and all other warrants of like tenor an other convertible securities then outstanding.

6. In any case at any time:

   a. The Corporation shall pay any dividend payable in stock upon its Common Shares or make any distribution to the holders of its Common Shares;
   b. The corporation shall offer for subscription pro rata to the holders of its Common Shares any additional shares of stock of any class or other rights;
   c. There shall be any capital reorganization, or reclassification of the capital stock of the Corporation, or consolidation or merger, amalgamation or arrangement of the Corporation with , or sale of all or substantially all of its assets to, another Corporation; or
   d. There shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

   Then, and in any one or more of such cases, the Corporation shall give to the holder of this Warrant, at least twenty day's prior written notice of the date on which the book s of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or for determining rights to vote with respect to such reorganization, reclassification, consolidation, merger, amalgamation, arrangement, sale, dissolution, liquidation or winding-up and in the case of any such reorganization, reclassification, consolidation, merger, amalgamation, arrangement, sale, dissolution, liquidation or winding-up, at least twenty days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause, shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Shares shall be entitled thereto, and such notice in accordance with the foregoing shall also specify the date on which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, amalgamation, arrangement, sale, dissolution, liquidation or winding-up as the case may be. Each such written notice shall be given by first class mail, registered postage prepaid, addressed to the holder of this Warrant at the address of such holder, as shown on the books of the Corporation.

7. This warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder or the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until or unless, and except to the extent that, this warrant shall be exercised.

8. The Company may deem and treat the registered owner of this warrant as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

9. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under nay applicable law, such invalidity or unenforceability shall not be construed s rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

10. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the company may at its discretion issue and deliver in exchange and substitution for and on cancellation of the mutilated Warrant, or in lieu of and substation for the Warrant lost, stolen, or destroyed, a new Warrant of like tenor and representing and equivalent right or interest; but only on receipt of evidence satisfactory to the company of such loss, theft,

or destruction of this Warrant and indemnity satisfactory to the Company. The Holder shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

11. This agreement shall be binding on and inure to the benefit of the Company and the person to whom a warrant is granted hereunder, and such person's heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.

IN WITNESS WHEREOF, the Company has caused this warrant to be executed by the signature of its duly authorized officer on this 26 day of November, 2004.

CONCENTRIC ENERGY, CORP.

By ______________________

Ralph W. Kettell, II
President

Warrant Exercise Notice

(to be signed only upon exercise of Warrant)

Warrant No. **W04-1/001**

TO: **CONCENTRIC ENERGY, INC.**

The Holder of the attached warrant hereby irrevocable elects to exercise the purchase rights represented by the warrant for, and to purchase there under, ______________________ shares of common stock of Concentric Energy, Inc., and herewith makes payment there for, and requests that the certificate(s) for such shares be delivered to the Holder at:

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If acquired without registration under the Securities Act of 1933, as amended ("Securities Act"), the Holder represents that the Common Stock is being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act and applicable state statues, and that the Holder has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Holder understands that the Common Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Ac as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Common Stock may, under certain circumstances, be inconsistent with these exemptions. The Holder acknowledges that the Common Stock must be held and many no to be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available, the certificates representing the Common Stock will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

The Holder agrees and acknowledges that this purported exercise of the warrant is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company.

DATED this _______ day of ______________________, ____________.

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Signature

Warrant Transfer Form

Warrant No. **W04-1/001**

FOR VALUE RECEIVED, ____ hereby sell, assign, and transfer unto

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warrants to purchase shares of the Common Stock of Concentric Energy, Inc., represented by the within instrument and do hereby irrevocably constitute and appoint:

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to transfer said warrants stock on the books of the within named Corporationw it h full power of substitution in the premises.

Date ______________________, ___________.

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In presence of

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